PNC LONG-SHORT TEDI FUND LLC

Supplement dated August 25, 2009

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the section entitled “Management of the Fund”, the following replaces pages 41, 42 and the top of 43 of the prospectus:

Name and Age of Director	Position with the Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen By Director	Other Directorship Held by Director

INDEPENDENT DIRECTORS

L. White Matthews, III—63	Director Since 2003	Retired since 2001; Chairman, Ceridian Corporation, 2006 to present.	10 registered investment companies consisting of 14 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products)

Edward D. Miller—66	Director Since 1998	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	10 registered investment companies consisting of 14 portfolios	Director, Bradmer Pharmaceuticals Inc. (pharmaceuticals).

John R. Murphy(3)—75	Director and Chairman of the Board Since 1994	Vice Chairman, National Geographic Society, March 1998 to present.	10 registered investment companies consisting of 14 portfolios	Director, Omnicom Group, Inc.(4) (media and marketing services); Director, Sirsi Dynix (technology).

Thomas L. Owsley—68	Director Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation, 2003 to August 2004; Senior Vice President, General Counsel and Corporate Secretary, Crown Petroleum Corporation, 2001 to 2003.	10 registered investment companies consisting of 14 portfolios	None.

George R. Packard, III—77	Director Since 1989	President, U.S. Japan Foundation, July 1998 to present.	10 registered investment companies consisting of 14 portfolios	None.

“INTERESTED DIRECTORS”(5)

Decatur H. Miller—76	Director Since 1989	Retired.	10 registered investment companies consisting of 14 portfolios	None.

Name and Age of Director	Position with the Fund and Length of Time Served(1)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen By Director	Other Directorship Held by Director

OFFICERS WHO ARE NOT DIRECTORS

Kevin A. McCreadie—49	President Since 2004	President and Chief Executive Officer, PCA, since March 2004; Chief Investment Officer of PCA since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002.

Jennifer E. Spratley—40	Vice President and Treasurer Since 2008 and September 2007, respectively	Treasurer and Vice President, PCA since September 2007; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Global Fund Services 1999 to 2007.

George L. Stevens—58	Assistant Vice President and Chief Compliance Officer Since 2008	Director—CCO Services, Beacon Hill Fund Services, Inc. (distributor services, chief compliance officer services and/or chief financial officer services) since 2008; Vice President, Citi Fund Services Ohio, Inc. from 1995 to 2008.

Jennifer E. Vollmer—37	Secretary Since 2002	Senior Counsel, The PNC Financial Services Group, Inc. since March 2007; Secretary, PCA since 2001; Vice President, PCA, 2001 to 2007.

Savonne L. Ferguson—35	Assistant Secretary Since 2004	Vice President, PCA since September 2007; Assistant Vice President, PCA, 2002 to 2007.

(1)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2)	The Fund Complex consists of registered investment companies that have a common investment adviser with the Fund and Master Fund.
(3)	From August 1, 2007 through September 28, 2007, Citigroup, Inc. became a “controlling person”, for 1940 Act purposes, of the Fund’s Distributor. Because Mr. Murphy owns shares of stock in Citigroup, Inc. he was an interested Director of the Fund during that limited period.
(4)	PNC Bank is one of thirty-three banks that together provide a $2.5 billion credit facility to affiliates of Omnicom Group, Inc. (“Omnicom”), a company for which Mr. Murphy serves as a Director. PNC Bank is responsible for $50 million under the credit facility, which will expire on June 23, 2011. Omnicom uses the credit facility, together with uncommitted lines of credit and certain commercial paper programs, to manage its short-term cash requirements and to provide back-up liquidity on its outstanding notes and commercial paper. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 through December 31, 2008, based on month-end balances, was $18 million. As of December 31, 2008, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $18 million. Interest is charged quarterly in arrears at an adjustable rate of LIBOR plus an additional margin. A utilization fee is charged if the usage exceeds 50% of the total line. An annual facility fee also is charged. The interest rate, utilization fee and annual facility fee are adjustable quarterly based on the rating established by S&P and Moody’s of Omnicom’s senior unsecured public debt. As of June 30, 2009, the total interest charged was LIBOR plus 17 basis points.
(5)	The Interested Director is considered to be an interested person, as defined by the 1940 Act, because of his relationship with an affiliate of PCA. Mr. Miller may be deemed an “Interested Director” because he is a co-trustee of a trust for which an affiliate of PCA also acts as co-trustee.

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